COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

CLASS A (CPXAX), CLASS C (CPXCX), CLASS F (CPXFX), CLASS I (CPXIX),

CLASS R (CPRRX) AND CLASS Z (CPXZX) SHARES

Supplement dated May 1, 2024 to

Summary Prospectus and Prospectus dated May 1, 2024

William F. Scapell has announced his intention to retire from Cohen & Steers Capital Management, Inc. on August 1, 2024. Effective August 1, 2024, William F. Scapell will no longer serve as a portfolio manager to the Cohen & Steers Preferred Securities and Income Fund, Inc. (the “Fund”) and Elaine Zaharis-Nikas will assume lead portfolio manager responsibilities for the Fund.

Prior to August 1, 2024, the following is considered to be part of the “Investment Management—Portfolio Managers” section on pg. 13 of the Summary Prospectus and Prospectus:

The Fund’s portfolio managers are:

William F. Scapell—Executive Vice President of the Advisor. Mr. Scapell has been a portfolio manager of the Fund since inception.

Prior to August 1, 2024, the following is considered to be part of the “Management of the Fund—Portfolio Managers” section on pg. 36 of the Prospectus:

The Fund’s portfolio managers are:

William F. Scapell—Mr. Scapell joined the Advisor in 2003 and currently serves as Executive Vice President of the Advisor and Head of the Fixed Income and Preferred Securities investment team. Mr. Scapell is a Chartered Financial Analyst charterholder. He is based in New York.

The Advisor utilizes a team-based approach in managing the Fund. Mr. Scapell and Ms. Zaharis-Nikas direct and supervise the execution of the Fund’s investment strategy, leads and guides the other members of the investment team. All of the Fund’s portfolio managers collaborate with respect to the process for allocating the Fund’s assets among the various sectors and industries.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

CPXSSPRO – 5.1.2024